Exhibit 4.8

ORGANIZED UNDER THE LAWS OF THE STATE OF FLORIDA CVSL INC NUMBER SPECIMEN SHARES SPECIMEN CUSIP NO. 12665T206 250,000,000 AUTHORIZED SHARES $0.0001 PAR VALUE NON-ASSESSABLE THIS CERTIFIES THAT SPECIMEN IS THE RECORD HOLDER OF Shares of CVSL Inc. Common Stock transferable on the books of the Corporation in person or by dule authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers Dated: SECRETARY PRESIDENT / CEO COUNTERSIGNED AND REGISTERED FIDELITY TRANSFER COMPANY (SALT LAKE CITY, UTAH) BY TRANSFER AGENT AND REGISTRAR - AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell, assign and transfer unto  PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S SECURITIES AND EXCHANGE COMMISSION.